UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	September 30

Date of reporting period:	OCTOBER 1, 2014 – SEPTEMBER 30, 2015 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds
September 30, 2015

AMG SouthernSun Small Cap Fund
Investor Class: SSSFX	| Institutional Class: SSSIX
AMG SouthernSun U.S. Equity Fund
Investor Class: SSEFX	| Institutional Class: SSEIX	| Class C: SSECX

www.amgfunds.com	AR076-0915

AMG Funds
Annual Report—September 30, 2015

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG SouthernSun Small Cap Fund	4
AMG SouthernSun U.S. Equity Fund	8

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	12

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	13
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	14
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal years

Statements of Changes in Net Assets	15
Detail of changes in assets for the past two fiscal years

Financial Highlights	16
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	19
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

TRUSTEES AND OFFICERS	27

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	29

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors generated relatively flat returns for the fiscal year ended September 30, 2015. The S&P 500 Index, a widely followed barometer of the U.S. equity market, fell a modest -0.6% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August as investors worried about slowing China growth and the potential impact of a U.S. Federal Reserve (the Fed) rate hike on the slow recovery in the U.S. During the year, there was significant dispersion in performance across sectors with consumer discretionary stocks returning more than 13% while companies within the energy sector fell -30%, driven in large part by the precipitous fall in oil prices. Meanwhile, international stocks fell sharply, returning -12%, as measured by the MSCI ACWI ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar. Despite the recent difficult performance for equities, it’s worth noting that the first quarter of 2015 marked the six-year anniversary of the equity bull market.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.9% for the fiscal year ended September 30, 2015. Interest rates fell throughout much of 2014 and towards the end of the past fiscal year as well, lending positive support to bond prices. Investors enter the new fiscal year, however, with a close watch on the strength of the underlying U.S. economy and its potential impact on the Fed’s zero-interest-rate policy (and its subsequent impact on bond prices).

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended September 30, 2015

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500 Index)	(0.61)%	12.40%	13.34%

Small Caps	(Russell 2000® Index)	1.25%	11.02%	11.73%

International	(MSCI All Country World ex USA Index)	(12.16)%	2.34%	1.82%

Bonds:

Investment Grade	(Barclays U.S. Aggregate Bond Index)	2.94%	1.71%	3.10%

High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(3.43)%	3.51%	6.15%

Tax-exempt	(Barclays Municipal Bond (10 year) Index)	3.53%	3.06%	4.44%

Treasury Bills	(BofA Merrill Lynch 6 Month U.S.Treasury Bill)	0.23%	0.19%	0.21%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2015	Expense Ratio for the Period	Beginning Account Value 4/01/15	Ending Account Value 9/30/15	Expenses Paid During the Period*

AMG SouthernSun Small Cap Fund

Investor Class

Based on Actual Fund Return	1.21%	$1,000	$807	$5.48

Hypothetical (5% return before expenses)	1.21%	$1,000	$1,019	$6.12

Institutional Class

Based on Actual Fund Return	0.96%	$1,000	$808	$4.35

Hypothetical (5% return before expenses)	0.96%	$1,000	$1,020	$4.86

AMG SouthernSun U.S. Equity Fund

Investor Class

Based on Actual Fund Return	1.20%	$1,000	$848	$5.56

Hypothetical (5% return before expenses)	1.20%	$1,000	$1,019	$6.07

Institutional Class

Based on Actual Fund Return	0.96%	$1,000	$849	$4.45

Hypothetical (5% return before expenses)	0.96%	$1,000	$1,020	$4.86

Class C

Based on Actual Fund Return	1.96%	$1,000	$844	$9.06

Hypothetical (5% return before expenses)	1.96%	$1,000	$1,015	$9.90

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

3

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

While slowing global growth and volatile capital markets have challenged our Funds, we strive to better understand the context in which we invest, to better manage expectations and to increase our knowledge of how our companies will navigate business challenges in the next 12-24 months.

We are investing during a period of slowing global growth. GDP in the U.S. has not grown in excess of 3% in a calendar year in nearly a decade. China’s growth has slowed substantially following a two-decade building boom. Europe continues to drift in the wake of poor economic policy, political turmoil and high social costs. Falling oil prices, low agricultural commodity prices, slowing Chinese GDP growth and a strengthening U.S. Dollar have all put pressure on the results and share prices of the companies in our Fund portfolios. We believe that these and other geo-political considerations have injected fear into the markets.

Recently, we have paused to assess the impact of these factors on our companies and portfolios as a whole and to better calibrate our expectations. We believe that our Funds have modest levels of exposure to these headwinds but that the market has punished several of our holdings for low levels of exposure to commodities, the Emerging Markets and foreign exchange. We remain confident in our portfolio companies and better understand their management teams’ ability to allocate capital, unlock value, size their businesses during a downturn and prepare for any recovery. Many of our companies continue to manage with little debt and to generate cash flow. This enables them to continue to invest in new products and bolt-on acquisitions in spite of challenging conditions.

We do not suggest that conditions warrant a quick turnaround but we believe that solid progress is possible across a wide range of our portfolio businesses in the next 12-24 months. Our companies are sizing their businesses, allocating capital prudently and preparing to capitalize on any tailwind that might materialize from a commodity price recovery or a reversal of slowing global growth. Over the past twelve months, we have had over 100 meetings with prospective and current portfolio companies and have developed increased knowledge of the challenges and opportunities they face in this environment.

FUND PERFORMANCE

Looking at the performance of the AMG SouthernSun Small Cap Fund in more detail, for the trailing twelve-month period ending September 30, 2015, the Investor share class returned (18.94)%, while the Russell 2000® Index returned 1.25%. For the trailing five-year period ending September 30, 2015, the Investor share class’s annualized return was 12.42%, while the Russell 2000 Index’s was 11.73%. The average annual rate of return since inception of the Investor share class (October 1, 2003 to September 30, 2015) was 10.16%, while the Russell 2000 Index annual rate of return was 8.20%.

Over the trailing twelve-month period ending September 30, 2015, much of our underperformance was driven by our stock selection within the producer durables and materials and processing sectors led by our positions in Trinity Industries, Inc. (TRN) and TimkenSteel Corp. (TMST). Stock selection in the consumer discretionary sector, led by lconix Brand Group, Inc. (ICON), also contributed to our underperformance. ICON, our leading detractor for the period, is a premier brand management company and owner of a diversified portfolio of global consumer brands across fashion, sports, entertainment and home. ICON specializes in marketing, merchandising and licensing its brand portfolio and has over 1,100 licenses with leading retailers and manufacturers worldwide. Its business model is to buy brands (ex. Umbra, London Fog), revitalize the brands, and then license them to a large global network of retailers and manufacturers, including Wal-Mart and Target. We believe that this business model is unique and allows the company to focus on licensing, marketing and brand management as opposed to operations, manufacturing, distribution and other capital-intensive activities. We believe that ICON has a track record of consistent cash flow generation, and in August the company announced free cash flow guidance of approximately $170-$190mm for fiscal year 2015. The stock has been under pressure following the departure of several senior executives and questions regarding its accounting for international joint ventures earlier this year. We have met with the new management team and continue to monitor its progress closely. We believe that our accounting review and first impression of new management warrant patience in our ongoing assessment of ICON.

Our exposure to the health care sector offset some of the underperformance for the period, led by Amsurg Corp. (AMSG), Centene Corp. (CNC) and Hill-Rom Holdings, Inc.(HRC). AMSG,a leader in the management and consolidation of ambulatory surgical centers (ASC) and physician practice services (PPS) in the U.S., was our leading performer for the period. In 2014, it purchased Sheridan, transforming it from an ASC company into one with both ASC and PPS offerings. AMSG believes that the acquisition provides cost synergies, a supply of physicians to meet ASC staffing needs and cross selling opportunities with hospitals. The company has a rich history of acquisitions in the fragmented ASC space, where it is the leading company, and plans to continue that in the coming years. Each portion of the company focuses on three or four specialties which we believe capitalizes on economic opportunity and demographic trends. AMSG is a market leader in ASC, anesthesiology and children’s services, with additional strength in radiology and emergency medicine services. The company believes that physicians and patients prefer their business model to hospitals because of convenience, cost and scheduling. In our opinion, AMSG has scale, a flexible cost structure and a strong technology backbone which provides streamlined back office management and enables efficient integration of acquisitions. We believe that its tenured management team continues to allocate capital effectively via acquisitions.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2015, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun Small Cap Fund’s Investor Class on September 30, 2005, to a $10,000 investment made in the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun Small Cap Fund and the Russell 2000® Index for the same time periods ended September 30, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG SouthernSun Small Cap Fund [2,3,4,5,6,7,8]

Investor Class	(18.94)%	12.42%	8.19%	10.16%	10/01/03

Institutional Class	(18.73)%	12.72%	—	15.05%	9/30/09

Russell 2000® Index[9]	1.25%	11.73%	6.55%	8.20%	10/01/03	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2015. All returns are in U.S. dollars ($).

[2]  AMG SouthernSun Small Cap Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor Fund, SouthernSun Small Cap Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]  The Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund at greater risk.

[5]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[6]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[7]  A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for less than 60 days.

[8]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Index is a trademark of Russell Investments. Russell is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG SouthernSun Small Cap Fund
Fund Snapshots (unaudited)
September 30, 2015

PORTFOLIO BREAKDOWN

Sector	AMG SouthernSun Small Cap Fund**	Russell 2000® Index

Industrials	35.9%	12.2%

Health Care	15.1%	15.4%

Consumer Discretionary	15.0%	14.5%

Information Technology	9.9%	17.5%

Consumer Staples	9.5%	3.4%

Energy	7.2%	3.0%

Materials	3.5%	3.5%

Financials	0.0%	25.9%

Utilities	0.0%	3.8%

Telecommunications Services	0.0%	0.8%

Other Assets and Liabilities	3.9%	0.0%

** As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Darling Ingredients, Inc.*	5.7%

Amsurg Corp.	5.7

Clean Harbors, Inc.*	5.6

AGCO Corp.*	5.6

Newfield Exploration Co.	5.3

Diebold, Inc.*	5.1

Chicago Bridge & Iron Co. N.V.*	5.0

Centene Corp.*	4.9

IDEX Corp.	4.9

Broadridge Financial Solutions, Inc.*	4.8

Top Ten as a Group	52.6%

* Top Ten Holdings as of March 31, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG SouthernSun Small Cap Fund
Schedule of Portfolio Investments
September 30, 2015

	Shares	Value
Common Stocks - 96.1%

Consumer Discretionary - 15.0%

Ascent Capital Group, Inc., Class A*	254,635	$6,971,906

Columbia Sportswear Co.	220,414	12,958,139

Iconix Brand Group, Inc.*	1,081,793	14,625,841

Tenneco, Inc.*	443,310	19,846,989

Thor Industries, Inc.	327,451	16,961,962

Total Consumer Discretionary		71,364,837

Consumer Staples - 9.5%

Darling Ingredients, Inc.*	2,405,806	27,041,259

Sanderson Farms, Inc.[1]	264,895	18,163,850

Total Consumer Staples		45,205,109

Energy - 7.2%

CARBO Ceramics, Inc.[1]	470,636	8,937,378

Newfield Exploration Co.*	758,800	24,964,520

Total Energy		33,901,898

Health Care - 15.1%

Amsurg Corp.*	347,393	26,995,910

Centene Corp.*	429,060	23,267,924

Hill-Rom Holdings, Inc.	408,640	21,245,194

Total Health Care		71,509,028

Industrials - 35.9%

AGCO Corp.	572,431	26,692,458

The Brink’s Co.	796,904	21,524,377

Chicago Bridge & Iron Co. N.V.[1]	599,675	23,783,110

Clean Harbors, Inc.*	609,035	26,779,269

IDEX Corp.	323,715	23,080,879

Nordson Corp.	202,689	12,757,246

The Timken Co.	655,245	18,012,685

Trinity Industries, Inc.	795,255	18,028,431

Total Industrials		170,658,455

Information Technology - 9.9%

Broadridge Financial Solutions, Inc.	416,000	23,025,600

Diebold, Inc.	809,966	24,112,688

Total Information Technology		47,138,288

Materials - 3.5%

Intrepid Potash, Inc.*	1,221,145	6,765,143

Koppers Holdings, Inc.	107,953	2,177,412

	Shares	Value

TimkenSteel Corp.	770,465	$7,797,106

Total Materials		16,739,661

Total Common Stocks (cost $510,297,148)		456,517,276

	Principal Amount

Short-Term Investments - 11.0%

Repurchase Agreements - 6.3%[2]

BNP Paribas Securities Corp., dated 09/30/15, due 10/01/15, 0.110%, total to be received $5,836,592 (collateralized by various U.S. Government Agency Obligations, 0.250% - 7.500%, 08/01/16 - 10/01/45, totaling $5,953,313)	$5,836,574	5,836,574

Citigroup Global Markets, Inc., dated 09/30/15, due 10/01/15, 0.120%, total to be received $7,056,073 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.000%, 05/15/18 - 10/01/45, totaling $7,197,170)	7,056,049	7,056,049

HSBC Securities USA, Inc., dated 09/30/15, due 10/01/15, 0.110%, total to be received $7,056,071(collateralized by various U.S. Government Agency Obligations, 0.625% - 6.500%, 12/28/16 - 10/01/45, totaling $7,197,194)	7,056,049	7,056,049

Mitsubishi UFJ Securities USA Inc., dated 09/30/15, due 10/01/15, 0.110%, total to be received $7,056,071 (collateralized by various U.S. Government Agency Obligations, 1.750% - 7.000%, 10/01/17 - 12/20/63, totaling $7,197,170)	7,056,049	7,056,049

State of Wisconsin Investment Board, dated 09/30/15, due 10/01/15, 0.170%, total to be received $2,704,889 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 01/15/17 - 02/15/42, totaling $2,760,040)	2,704,876	2,704,876

Total Repurchase Agreements		29,709,597

	Shares

Other Investment Companies - 4.7%[3]

Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.11%	22,484,921	22,484,921

Total Short-Term Investments (cost $52,194,518)		52,194,518

Total Investments - 107.1% (cost $562,491,666)		508,711,794

Other Assets, less Liabilities - (7.1)%		(33,598,336)

Net Assets - 100.0%		$475,113,458

The accompanying notes are an integral part of these financial statements.
7

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

While slowing global growth and volatile capital markets have challenged our Funds, we strive to better understand the context in which we invest, to better manage expectations and to increase our knowledge of how our companies will navigate business challenges in the next 12-24 months.

We are investing during a period of slowing global growth. GDP in the U.S. has not grown in excess of 3% in a calendar year in nearly a decade. China’s growth has slowed substantially following a two-decade building boom. Europe continues to drift in the wake of poor economic policy, political turmoil and high social costs. Falling oil prices, low agricultural commodity prices, slowing Chinese GDP growth and a strengthening U.S. Dollar have all put pressure on the results and share prices of the companies in our Fund portfolios. We believe that these and other geo-political considerations have injected fear into the markets.

Recently, we have paused to assess the impact of these factors on our companies and portfolios as a whole and to better calibrate our expectations. We believe that our Funds have modest levels of exposure to these headwinds but that the market has punished several of our holdings for low levels of exposure to commodities, the Emerging Markets and foreign exchange. We remain confident in our portfolio companies and better understand their management teams’ ability to allocate capital, unlock value, size their businesses during a downturn and prepare for any recovery. Many of our companies continue to manage with little debt and to generate cash flow. This enables them to continue to invest in new products and bolt-on acquisitions in spite of challenging conditions.

We do not suggest that conditions warrant a quick turnaround but we believe that solid progress is possible across a wide range of our portfolio businesses in the next 12-24 months. Our companies are sizing their businesses, allocating capital prudently and preparing to capitalize on any tailwind that might materialize from a commodity price recovery or a reversal of slowing global growth. Over the past twelve months, we have had over 100 meetings with current and prospective portfolio companies and have developed increased knowledge of the challenges and opportunities they face in this environment.

FUND PERFORMANCE

Looking at the performance of the AMG SouthernSun U.S. Equity Fund in more detail, for the trailing twelve-month period ending September 30, 2015, the Investor share class returned (13.20)%, while the Russell 2500TM Index returned 0.38%. For the trailing three-year period ending September 30, 2015, the Investor share class’s annualized return was 9.89%, while the Russell 2500 Index’s was 12.39%. The average annual rate of return since inception of the Investor share class (April 10, 2012 to September 30, 2015) was 8.77%, while the Russell 2500 Index annual rate of return was 12.62%.

Over the trailing twelve-month period ending September 30, 2015, much of our underperformance was driven by our stock selection in the producer durables sector, led by our positions in Tidewater, Inc. (TDW), Trinity Industries, Inc. (TRN), Darling Ingredients, Inc. (DAR) and Flowserve Corp. (FLS). TDW, a leading provider of supply and towing vessels to the offshore oil and gas industry, was our leading detractor for the period. The majority of its customers are national oil companies and major oil companies who value the company’s excellent safety record. Its rebuilt fleet is now the newest in the industry. The recent fall in oil prices has reduced drilling demand globally and particularly offshore. TDW has sized its business by stacking vessels and engaging its customer in discussions regarding their immediate needs for offshore supply vessels. It has canceled some remaining ship orders and maintained vessel operating margins at levels that we believe mitigate financial risk. We believe that current oil prices reflect excess supply and not global demand which has remained steady at approximately 97 million barrels per day during the recent price shock. Any significant rise in oil prices could stimulate demand for TDW’s ships and increase its cash flow, enabling it to reduce debt and redeploy vessels as demand provides opportunity.

Our exposure to the financial services sector offset some of the underperformance, led by Broadridge Financial Solutions, Inc. (BR) and The Western Union Co. (WU). Our exposure to the health care sector also contributed positively to our performance, led by Centene Corp. (CNC). CNC, a multi-line managed-care organization providing Medicaid and other related services through government-subsidized programs, was our leading performer for the period. We believe that CNC is one of the top Medicaid managed-care providers in the country and is positioned well, with a differentiated product offering, through its exchange capabilities and specialty services platform. In our opinion, it is well positioned to benefit from the trend of states outsourcing managed care as well as Medicaid expansion, a result of health care reform. In July, CNC announced the acquisition of Health Net, a managed-care organization. We believe that the acquisition should provide CNC entry into the large California market and create future growth opportunities for the company; however we will monitor the integration closely over the coming months. CNC’s management has articulated the significant benefits of the acquisition and its plan to realize them. The investment team visited the company earlier in the year and remains confident in management and the company’s ability to execute on new opportunities in the rapidly evolving health care sector.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2015, and are not intended as a forecast of guarantee of future results, and are subject to change without notice.

8

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun U.S. Equity Fund’s Investor Class on April 10, 2012, to a $10,000 investment made in the Russell 2500TM Index and Russell Midcap® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun U.S. Equity Fund, the Russell 2500TM Index and the Russell Midcap® Index for the same time periods ended September 30, 2015.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG SouthernSun U.S. Equity Fund [2,3,4,5,6,7,8]
Investor Class	(13.20)%	8.77%	4/10/12

Institutional Class	(12.98)%	9.03%	4/10/12

Class C	(13.88)%	7.99%	4/10/12
Russell 2500TM Index[9]	0.38%	12.62%	4/10/12	†

Russell Midcap® Index[10]	(0.25)%	13.59%	4/10/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2015. All returns are in U.S. dollars ($).

[2]  AMG SouthernSun U.S Equity Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor Fund, SouthernSun U.S. Equity Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]  The Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund at greater risk.

[5]  The Fund is subject to risks associated with investments in mid- and small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[7]  A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for less than 60 days.

[8]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The Russell 2500TM Index measures the performance of the small-to-mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest companies in the Russell 3000® Index. Unlike the Fund, the Russell 2500TM Index is unmanaged, is not available for investment and does not incur expenses.

[10]  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25 percent of the total market capitalization of the Russell 1000® Index. Unlike the Fund, the Russell Midcap® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2500TM Index and the Russell Midcap® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

9

AMG SouthernSun U.S. Equity Fund
Fund Snapshots (unaudited)
September 30, 2015

PORTFOLIO BREAKDOWN

Sector	AMG SouthernSun U.S. Equity Fund**	Russell 2500TM Index	Russell Midcap® Index

Industrials	37.6%	14.4%	12.6%

Consumer Discretionary	14.5%	15.0%	16.9%

Information Technology	14.1%	15.1%	14.8%

Energy	6.7%	3.3%	4.9%

Consumer Staples	5.4%	2.9%	5.9%

Utilities	4.6%	4.7%	6.1%

Health Care	4.5%	12.3%	9.6%

Materials	3.3%	5.8%	5.5%

Financials	0.0%	25.8%	22.8%

Telecommunication Services	0.0%	0.7%	0.9%

Other Assets and Liabilities	9.3%	0.0%	0.0%

** As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

The Western Union Co.*	5.6%

Clean Harbors, Inc.*	5.6

Hanesbrands, Inc.*	5.4

The ADT Corp.*	5.4

Darling Ingredients, Inc.*	5.4

Chicago Bridge & Iron Co., N.V.*	5.0

AGCO Corp.*	4.8

IDEX Corp.	4.8

Newfield Exploration Co.	4.7

Broadridge Financial Solutions, Inc.*	4.7

Top Ten as a Group	51.4%

* Top Ten Holdings as of March 31, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

10

AMG SouthernSun U.S. Equity Fund
Schedule of Portfolio Investments
September 30, 2015

	Shares	Value
Common Stocks - 90.7%

Consumer Discretionary - 14.5%

Hanesbrands, Inc.	1,498,400	$43,363,696

Murphy USA, Inc.*	439,243	24,136,403

Polaris Industries, Inc.	179,605	21,529,251

Thor Industries, Inc.	535,435	27,735,533

Total Consumer Discretionary		116,764,883

Consumer Staples - 5.4%

Darling Ingredients, Inc.*	3,828,710	43,034,700

Energy - 6.7%

Newfield Exploration Co.*	1,142,021	37,572,491

Tidewater, Inc.[1]	1,236,569	16,248,517

Total Energy		53,821,008

Health Care - 4.5%

Centene Corp.*	669,300	36,296,139

Industrials - 37.6%

The ADT Corp.[1]	1,446,500	43,250,350

AGCO Corp.	833,935	38,886,388

Chicago Bridge & Iron Co., N.V.[1]	1,010,305	40,068,696

Clean Harbors, Inc.*	1,016,970	44,716,171

Flowserve Corp.	898,840	36,978,278

IDEX Corp.	539,425	38,461,002

The Timken Co.	1,102,890	30,318,446

Trinity Industries, Inc.	1,308,765	29,669,703

Total Industrials		302,349,034

Information Technology - 14.1%

Broadridge Financial Solutions, Inc.	676,359	37,436,471

Knowles Corp.*,1	1,689,045	31,129,099

The Western Union Co.	2,442,560	44,845,402

Total Information Technology		113,410,972

Materials - 3.3%

WestRock Co.	513,324	26,405,387

Utilities - 4.6%

OGE Energy Corp.	1,356,620	37,117,123

Total Common Stocks (cost $854,357,740)		729,199,246

	Principal Amount	Value
Short-Term Investments - 16.3%

Repurchase Agreements - 7.0%[2]

BNP Paribas Securities Corp., dated 09/30/15, due 10/01/15, 0.110%, total to be received $11,008,239 (collateralized by various U.S. Government Agency Obligations, 0.250% - 7.500%, 08/01/16 - 10/01/45, totaling $11,228,383)	$11,008,205	$11,008,205

Citigroup Global Markets, Inc., dated 09/30/15, due 10/01/15, 0.120%, total to be received $13,308,384 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.000%, 05/15/18 - 10/01/45, totaling $13,574,507)	13,308,340	13,308,340

HSBC Securities USA, Inc., dated 09/30/15, due 10/01/15, 0.110%, total to be received $13,308,381 (collateralized by various U.S. Government Agency Obligations, 0.625% - 6.500%, 12/28/16 - 10/01/45, totaling $13,574,552)	13,308,340	13,308,340

Mizuho Securities USA, Inc., dated 09/30/15, due 10/01/15, 0.140%, total to be received $13,308,392 (collateralized by various U.S. Government Agency Obligations, 0.000% - 4.500%, 10/09/19 - 10/01/45, totaling $13,574,507)	13,308,340	13,308,340

State of Wisconsin Investment Board, dated 09/30/15, due 10/01/15, 0.170%, total to be received $5,101,748 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 01/15/17 - 02/15/42, totaling $5,205,771)	5,101,724	5,101,724

Total Repurchase Agreements		56,034,949

	Shares

Other Investment Companies - 9.3%[3]

Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.11%	30,160,709	30,160,709

JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.10%	45,049,687	45,049,687

Total Other Investment Companies		75,210,396

Total Short-Term Investments (cost $131,245,345)		131,245,345

Total Investments - 107.0% (cost $985,603,085)		860,444,591

Other Assets, less Liabilities - (7.0)%		(56,250,901)

Net Assets - 100.0%		$804,193,690

The accompanying notes are an integral part of these financial statements.
11

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At September 30, 2015, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net

AMG SouthernSun Small Cap Fund	$562,692,814	$61,241,873	$(115,222,893)	$(53,981,020)

AMG SouthernSun U.S. Equity Fund	986,261,807	32,747,528	(158,564,744)	(125,817,216)

*	Non-income producing security.

[1]	Some or all of these shares were out on loan to various brokers as of September 30, 2015, amounting to the following:

Fund	Market Value	% of Net Assets

AMG SouthernSun Small Cap Fund	$29,514,134	6.2%

AMG SouthernSun U.S. Equity Fund	56,058,308	7.0%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the September 30, 2015 seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of September 30, 2015: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

AMG SouthernSun Small Cap Fund

Investments in Securities

Common Stocks†	$456,517,276	—	—	$456,517,276

Short-Term Investments

Repurchase Agreements	—	$29,709,597	—	29,709,597

Other Investment Companies	22,484,921	—	—	22,484,921

Total Investments in Securities	$479,002,197	$29,709,597	—	$508,711,794

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

AMG SouthernSun U.S. Equity Fund

Investments in Securities

Common Stocks†	$729,199,246	—	—	$729,199,246

Short-Term Investments

Repurchase Agreements	—	$56,034,949	—	56,034,949

Other Investment Companies	75,210,396	—	—	75,210,396

Total Investments in Securities	$804,409,642	$56,034,949	—	$860,444,591

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of September 30, 2015, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
12

Statement of Assets and Liabilities
September 30, 2015

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund

Assets:

Investments at value* (including securities on loan valued at $29,514,134 and $56,058,308, respectively)	$508,711,794	$860,444,591

Receivable for investments sold	1,251,543	2,248,915

Receivable for Fund shares sold	274,080	1,688,814

Dividends, interest and other receivables	415,475	543,570

Prepaid expenses	16,826	20,487

Receivable from affiliate	—	2,222

Total assets	510,669,718	864,948,599

Liabilities:

Payable upon return of securities loaned	29,709,597	56,034,949

Payable for investments purchased	1,970,646	1,132,864

Payable for Fund shares repurchased	3,380,235	2,832,034

Accrued expenses:

Investment advisory and management fees	356,763	586,324

Administrative fees	20,986	34,490

Distribution fees - Investor Class	42,583	11,118

Distribution fees - Class C	—	32,409

Trustees fees and expenses	8,079	10,193

Other	67,371	80,528

Total liabilities	35,556,260	60,754,909

Net Assets	$475,113,458	$804,193,690

Net Assets Represent:

Paid-in capital	$476,892,251	$896,895,540

Undistributed net investment income	1,027,780	3,172,766

Accumulated net realized gain from investments	50,973,299	29,283,878

Net unrealized depreciation of investments	(53,779,872)	(125,158,494)

Net Assets	$475,113,458	$804,193,690

Investor Class:

Net Assets	$193,335,186	$50,529,390

Shares outstanding	9,165,302	4,294,751

Net asset value, offering and redemption price per share	$21.09	$11.77

Institutional Class:

Net Assets	$281,778,272	$715,375,813

Shares outstanding	13,148,240	60,477,595

Net asset value, offering and redemption price per share	$21.43	$11.83

Class C:

Net Assets	n/a	$38,288,487

Shares outstanding	n/a	3,325,181

Net asset value, offering and redemption price per share	n/a	$11.51

* Investments at cost	$562,491,666	$985,603,085

The accompanying notes are an integral part of these financial statements.
13

Statement of Operations
For the fiscal year ended September 30, 2015

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund

Investment Income:

Dividend income	$6,684,303	$10,887,050

Securities lending income	1,507,288	1,418,629

Foreign withholding tax	(28,137)	(38,577)

Interest income	225	1,029

Total investment income	8,163,679	12,268,131

Expenses:

Investment advisory and management fees	5,632,952	7,144,262

Administrative fees	331,350	420,251

Distribution fees - Investor Class	726,240	221,967

Distribution fees - Class C	—	356,992

Registration fees	55,901	113,036

Reports to shareholders	93,315	56,912

Professional fees	60,949	70,254

Custodian fees	40,816	54,321

Transfer agent fees	35,898	76,397

Trustees fees and expenses	36,136	44,128

Miscellaneous	10,604	11,835

Total expenses before offsets/reductions	7,024,161	8,570,355

Fee waivers	(5,236)	(27,014)

Expense reductions	(53,498)	(160,036)

Net expenses	6,965,427	8,383,305

Net investment income	1,198,252	3,884,826

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	63,568,249	30,866,741

Net change in unrealized appreciation (depreciation) of investments	(186,720,014)	(153,357,631)

Net realized and unrealized loss	(123,151,765)	(122,490,890)

Net decrease in net assets resulting from operations	$(121,953,513)	$(118,606,064)

The accompanying notes are an integral part of these financial statements.
14

Statements of Changes in Net Assets
For the fiscal year ended September 30,

	AMG SouthernSun Small Cap Fund		AMG SouthernSun U.S. Equity Fund

	2015	2014	2015	2014

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$1,198,252	$(285,470)	$3,884,826	$703,958

Net realized gain on investments	63,568,249	103,875,499	30,866,741	20,483,829

Net change in unrealized appreciation (depreciation) of investments	(186,720,014)	(35,911,231)	(153,357,631)	5,386,247

Net increase (decrease) in net assets resulting from operations	(121,953,513)	67,678,798	(118,606,064)	26,574,034

Distributions to Shareholders:

From net investment income:

Investor Class	—	—	—	(45,302)

Institutional Class	(170,472)	(139,354)	(711,097)	(700,093)

Class C	—	—	—	—

From net realized gain on investments:

Investor Class	(25,689,499)	(50,849,826)	(2,255,916)	(854,756)

Institutional Class	(31,028,840)	(50,381,123)	(16,159,930)	(5,568,061)

Class C	—	—	(707,773)	(187,355)

Distributions to shareholders	(56,888,811)	(101,370,303)	(19,834,716)	(7,355,567)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(151,542,901)	64,417,584	211,154,773	474,118,141

Total increase (decrease) in net assets	(330,385,225)	30,726,079	72,713,993	493,336,608

Net Assets:

Beginning of year	805,498,683	774,772,604	731,479,697	238,143,089

End of year	$475,113,458	$805,498,683	$804,193,690	$731,479,697

End of year undistributed net investment income	$1,027,780	—	$3,172,766	—

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
15

AMG SouthernSun Small Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,

Investor Class	2015	2014[4]	2013[5]	2012[5]	2011[5]

Net Asset Value, Beginning of Year	$28.23	$29.46	$21.64	$17.41	$15.94

Income from Investment Operations:

Net investment income (loss)[1,2]	0.01	(0.05)[6]	0.00 [7]	(0.03)	(0.09)

Net realized and unrealized gain (loss) on investments	(5.01)	2.56	8.70	5.50	1.56

Total income (loss) from investment operations	(5.00)	2.51	8.70	5.47	1.47

Distributions to Shareholders from:

Net investment income	—	—	(0.10)	—	—

Net realized gain on investments	(2.14)	(3.74)	(0.78)	(1.24)	—

Total distributions to shareholders	(2.14)	(3.74)	(0.88)	(1.24)	—

Net Asset Value, End of Year	$21.09	$28.23	$29.46	$21.64	$17.41

Total Return[2]	(18.94)%	8.53%	41.42%	32.12%	9.22%

Ratio of net expenses to average net assets (with offsets/reductions)	1.19%	1.20%	1.22%	1.25%	1.42%[8]

Ratio of expenses to average net assets (with offsets)	1.20%	1.20%	1.22%	1.25%	1.42%

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.20%	1.20%	1.22%	1.25%	1.33%

Ratio of net investment income (loss) to average net assets[2]	0.04%	(0.16)%	0.01%	(0.15)%	(0.44)%

Portfolio turnover	31%	24%	22%	31%	38%

Net assets at end of year (000’s omitted)	$193,335	$378,849	$417,148	$214,667	$93,228

	For the fiscal years ended September 30,

Institutional Class	2015	2014[4]	2013[5]	2012[5]	2011[5]

Net Asset Value, Beginning of Year	$28.62	$29.76	$21.84	$17.52	$15.99

Income from Investment Operations:

Net investment income (loss)[1,2]	0.08	0.03 [6]	0.06	0.03	(0.02)

Net realized and unrealized gain (loss) on investments	(5.09)	2.58	8.80	5.53	1.55

Total income (loss) from investment operations	(5.01)	2.61	8.86	5.56	1.53

Distributions to Shareholders from:

Net investment income	(0.01)	(0.01)	(0.16)	—	—

Net realized gain on investments	(2.17)	(3.74)	(0.78)	(1.24)	—

Total distributions to shareholders	(2.18)	(3.75)	(0.94)	(1.24)	—

Net Asset Value, End of Year	$21.43	$28.62	$29.76	$21.84	$17.52

Total Return[2]	(18.73)%	8.80%	41.81%	32.45%	9.57%

Ratio of net expenses to average net assets (with offsets/reductions)	0.94%	0.95%	0.97%	1.01%	1.08%

Ratio of expenses to average net assets (with offsets)	0.95%	0.95%	0.97%	1.01%	1.08%

Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.95%	0.95%	0.97%	1.01%	1.08%

Ratio of net investment income (loss) to average net assets[2]	0.29%	0.09%	0.24%	0.14%	(0.12)%

Portfolio turnover	31%	24%	22%	31%	38%

Net assets at end of year (000’s omitted)	$281,778	$426,650	$357,624	$138,985	$43,417

16

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,			For the period ended September 30, 2012*,5
Investor Class	2015	2014[4]	2013[5]

Net Asset Value, Beginning of Period	$13.89	$13.05	$10.09	$10.00

Income from Investment Operations:

Net investment income (loss)[1,2]	0.03	0.00 [6,7]	(0.01)	0.01

Net realized and unrealized gain (loss) on investments	(1.83)	1.10	3.86	0.08

Total income (loss) from investment operations	(1.80)	1.10	3.85	0.09

Distributions to Shareholders from:

Net investment income	—	(0.01)	(0.07)	—

Net realized gain on investments	(0.32)	(0.25)	(0.82)	—

Total distributions to shareholders	(0.32)	(0.26)	(0.89)	—

Net Asset Value, End of Period	$11.77	$13.89	$13.05	$10.09

Total Return[2]	(13.20)%	8.56%	40.83%	0.90%[9]

Ratio of net expenses to average net assets (with offsets/reductions)	1.18%	1.31%[8]	1.30%	1.15%[10]

Ratio of expenses to average net assets (with offsets)	1.20%	1.31%	1.30%	1.15%[10]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.20%	1.32%	1.55%	3.06%[10]

Ratio of net investment income (loss) to average net assets[2]	0.25%	(0.04)%	(0.04)%	0.20%[10]

Portfolio turnover	22%	20%	25%	49%[9]

Net assets at end of period (000’s omitted)	$50,529	$87,858	$22,653	$263

	For the fiscal years ended September 30,			For the period ended September 30, 2012*,5
Institutional Class	2015	2014[4]	2013[5]

Net Asset Value, Beginning of Period	$13.94	$13.08	$10.11	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.07	0.03 [6]	0.02	0.02

Net realized and unrealized gain (loss) on investments	(1.85)	1.11	3.85	0.09

Total income (loss) from investment operations	(1.78)	1.14	3.87	0.11

Distributions to Shareholders from:

Net investment income	(0.01)	(0.03)	(0.08)	—

Net realized gain on investments	(0.32)	(0.25)	(0.82)	—

Total distributions to shareholders	(0.33)	(0.28)	(0.90)	—

Net Asset Value, End of Period	$11.83	$13.94	$13.08	$10.11

Total Return[2]	(12.98)%	8.85%	41.02%	1.10%[9]

Ratio of net expenses to average net assets (with offsets/reductions)	0.93%	1.06%[8]	1.05%	0.90%[10]

Ratio of expenses to average net assets (with offsets)	0.95%	1.06%	1.05%	0.90%[10]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.95%	1.07%	1.30%	2.81%[10]

Ratio of net investment income to average net assets[2]	0.53%	0.21%	0.21%	0.45%[10]

Portfolio turnover	22%	20%	25%	49%[9]

Net assets at end of period (000’s omitted)	$715,376	$620,300	$209,419	$11,502

17

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,			For the period ended September 30, 2012*,5
Class C	2015	2014[4]	2013[5]

Net Asset Value, Beginning of Period	$13.69	$12.95	$10.08	$10.00

Income from Investment Operations:

Net investment loss[1,2]	(0.06)	(0.11)[6]	(0.09)	(0.02)

Net realized and unrealized gain (loss) on investments	(1.80)	1.10	3.83	0.10

Total income (loss) from investment operations	(1.86)	0.99	3.74	0.08

Distributions to Shareholders from:

Net investment income	—	—	(0.05)	—

Net realized gain on investments	(0.32)	(0.25)	(0.82)	—

Total distributions to shareholders	(0.32)	(0.25)	(0.87)	—

Net Asset Value, End of Period	$11.51	$13.69	$12.95	$10.08

Total Return[2]	(13.88)%	7.73%	39.67%	0.80%[9]

Ratio of net expenses to average net assets (with offsets/reductions)	1.93%	2.06%[8]	2.05%	1.90%[10]

Ratio of expenses to average net assets (with offsets)	1.95%	2.06%	2.05%	1.90%[10]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.95%	2.07%	2.30%	3.81%[10]

Ratio of net investment loss to average net assets[2]	(0.46)%	(0.79)%	(0.79)%	(0.55)%[10]

Portfolio turnover	22%	20%	25%	49%[9]

Net assets at end of period (000’s omitted)	$38,288	$23,321	$6,072	$374

Notes to Financial Highlights

*	Commencement of operations was on April 10, 2012.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been reduced.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2, in the Notes to Financial Statements.)
[4]	At the start of business on March 31, 2014, SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund were reorganized into a fund of the AMG Funds.
[5]	Audited by previous registered public accounting firm.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.07) and $0.00 for AMG SouthernSun Small Cap Fund’s Investor Class and Institutional Class shares, respectively, and $(0.03), $0.01, and $(0.13) for AMG SouthernSun U.S. Equity Fund’s Investor Class, Institutional Class and Class C shares, respectively.
[7]	Amount is less than $0.01 per share.
[8]	Such ratio includes recapture of waived/reimbursed fees from prior periods.
[9]	Not annualized.
[10]	Annualized.

18

Notes to Financial Statements
September 30, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG SouthernSun Small Cap Fund (“Small Cap”) and AMG SouthernSun U.S. Equity Fund (“U.S. Equity”), each a “Fund” and collectively the “Funds.” The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended September 30, 2015, Small Cap and U.S. Equity had redemption fees amounting to $40,682 and $97,630, respectively.

Small Cap offers two classes of shares: Investor and Institutional. U.S. Equity offers three classes of shares: Investor, Institutional and Class C. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Small Cap and U.S. Equity are non-diversified. A greater percentage of the Funds’ holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

At the start of business on March 31, 2014, SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, each a series of Northern Lights Fund Trust (the “Predecessor Funds”), were reorganized into a respective fund of the Trust. As a result of the reorganization, the Funds are the successor to the accounting and performance information of the Predecessor Funds.

Small Cap is currently closed to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds, LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager for the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

19

Notes to Financial Statements (continued)

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Funds’ expenses. For the fiscal year ended September 30, 2015, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Small Cap - $53,498 or 0.008%, and U.S. Equity - $160,036 or 0.02%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the fiscal year ended September 30, 2015, the Funds’ custodian expense was not reduced.

Overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended September 30, 2015, the Funds did not incur overdraft fees.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are due to wash sales.

20

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	Small Cap		U.S. Equity

	2015	2014	2015	2014

Distributions paid from:

Ordinary income	$170,472	—	$712,060	$703,958

Short-term capital gains	—	$6,342,358	9,028,966	1,942,941

Long-term capital gains	56,718,339	95,027,945	10,093,690	4,708,668

Totals	$56,888,811	$101,370,303	$19,834,716	$7,355,567

As of September 30, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Fund	U.S. Equity Fund

Capital loss carryforward	—	—

Undistributed ordinary income	$1,027,780	$3,172,766

Undistributed short-term capital gains	—	—

Undistributed long-term capital gains	51,174,447	29,942,600

Late year loss deferral	—	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2015 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2015, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended September 30, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

21

Notes to Financial Statements (continued)

For the fiscal years ended September 30, 2015 and 2014, the capital stock transactions by class for Small Cap and U.S. Equity were as follows:

	Small Cap				U.S. Equity

	2015		2014		2015		2014

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Investor Class Shares

Proceeds from sale of shares	788,963	$20,363,367	1,891,862	$57,325,759	3,631,311	$49,078,302	5,584,339	$76,338,648

Reinvestment of distributions	999,718	25,132,922	1,680,703	48,949,818	167,350	2,212,366	60,581	797,080

Cost of shares repurchased	(6,043,196)	(151,958,118)	(4,313,322)	(128,761,160)	(5,831,033)	(79,600,497)	(1,054,133)	(14,196,348)

Net Increase (decrease)	(4,254,515)	$(106,461,829)	(740,757)	$(22,485,583)	(2,032,372)	$(28,309,829)	4,590,787	$62,939,380

Institutional Class Shares

Proceeds from sale of shares	2,216,617	$57,614,562	3,613,900	$110,066,286	30,844,034	$415,469,968	31,653,091	$438,453,118

Reinvestment of distributions	926,372	23,622,475	1,292,967	38,062,093	979,290	12,995,165	337,709	4,455,448

Cost of shares repurchased	(4,902,219)	(126,318,109)	(2,016,815)	(61,225,212)	(15,836,419)	(210,383,742)	(3,504,692)	(48,626,769)

Net Increase (decrease)	(1,759,230)	$(45,081,072)	2,890,052	$86,903,167	15,986,905	$218,081,391	28,486,108	$394,281,797

Class C Shares

Proceeds from sale of shares	—	—	—	—	1,819,683	$23,904,874	1,274,820	$17,465,207

Reinvestment of distributions	—	—	—	—	53,456	695,458	13,354	174,185

Cost of shares repurchased	—	—	—	—	(250,961)	(3,217,121)	(54,051)	(742,428)

Net Increase	—	—	—	—	1,622,178	$21,383,211	1,234,123	$16,896,964

At September 30, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap - two collectively own 52%; U.S. Equity - three collectively own 54%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes and reinvestment of cash collateral on securities lending transactions provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2015, the market value of repurchase agreements outstanding for Small Cap and U.S. Equity were $29,709,597 and $56,034,949, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. Prior to March 31, 2014, the Predecessor Funds had a similar Investment Advisory Agreement with SouthernSun Asset Management Inc. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by SouthernSun Asset Management

LLC (“SouthernSun”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in SouthernSun.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.85%
U.S. Equity	0.85%

The Investment Manager has contractually agreed, through at least January 31, 2017, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Small Cap to 1.50% and 1.25% for Investor Class and Institutional Class shares’ average daily net assets, respectively, and of U.S. Equity to 1.34%, 1.09% and 2.09% for Investor Class, Institutional Class and Class C shares’ average daily net assets, respectively, subject to later reimbursement by the Funds in certain circumstances. Prior to March 31, 2014, the Predecessor Funds had a similar arrangement in place.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within

22

Notes to Financial Statements (continued)

thirty-six (36) months after the waiver, payment or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Funds’ respective contractual expense limitation amount. At September 30, 2015, there are no reimbursements available for repayment.

Effective March 31, 2014, the Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the fiscal year ended September 30, 2015, the management fee for Small Cap and U.S. Equity was reduced by $5,236 or 0.001% and $27,014 or 0.003%, respectively.

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. Each Fund pays a fee to the Administrator at the rate of 0.05% per annum of the Fund’s average daily net assets for this service.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

For the period from October 1, 2013 to March 30, 2014, the Predecessor Funds incurred Trustee Fees under a different arrangement with Northern Lights Fund Trust, amounting to $4,797 and $4,289 for Small Cap and U.S. Equity, respectively.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Directors and/or Officers of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares, and Class C shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares and up to 1.00% annually of average daily net assets attributable to U.S. Equity - Class C shares. The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class C or Investor Class shares of AMG SouthernSun U.S. Equity Fund and Investor Class shares of AMG SouthernSun Small Cap Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended September 30, 2015, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Small Cap lent varying amounts not exceeding $1,623,618 for 12 days earning interest of $225 and U.S. Equity lent varying amounts not exceeding $10,107,154 for nine days earning interest of $1,029. The interest amount is included in the

Statement of Operations as interest income. At September 30, 2015, the Funds had no interfund loans outstanding.

23

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended September 30, 2015, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$196,409,601	$323,695,430
U.S. Equity	357,463,813	166,769,759

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended September 30, 2015.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into overnight government joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At September 30, 2015, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Small Cap	$29,514,134	$29,709,597
U.S. Equity	56,058,308	56,034,949

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

24

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of September 30, 2015:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

Small Cap

BNP Paribas Securities Corp.	$5,836,574	$5,836,574	—	—

Citigroup Global Markets, Inc.	7,056,049	7,056,049	—	—

HSBC Securities USA, Inc.	7,056,049	7,056,049	—	—

Mitsubishi UFJ Securities USA Inc.	7,056,049	7,056,049	—	—

State of Wisconsin Investment Board	2,704,876	2,704,876	—	—

Total	$29,709,597	$29,709,597	—	—

U.S. Equity

BNP Paribas Securities Corp.	$11,008,205	$11,008,205	—	—

Citigroup Global Markets, Inc.	13,308,340	13,308,340	—	—

HSBC Securities USA, Inc.	13,308,340	13,308,340	—	—

Mizuho Securities USA, Inc.	13,308,340	13,308,340	—	—

State of Wisconsin Investment Board	5,101,724	5,101,724	—	—

Total	$56,034,949	$56,034,949	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Effective October 19, 2015, the legal address for the Funds, AMG Funds LLC, and AMG Distributors, Inc. changed to 600 Steamboat Road, Suite 300, Greenwich, CT 06830.

TAX INFORMATION (unaudited)

The AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014/2015 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund each hereby designates $56,718,339 and $10,093,690, respectively, as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2015, or if subsequently determined to be different, the net capital gains of such year.

25

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG SOUTHERNSUN SMALL CAP FUND AND AMG SOUTHERNSUN U.S. EQUITY FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund (the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, brokers, and transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for the periods ended prior to September 30, 2014 were audited by another independent registered public accounting firm whose report dated November 25, 2013 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 18, 2015

26

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, CT 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 45 Funds in Fund Complex	Bruce B. Bingham, 12/1/48 Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).
• Independent Chairman • Trustee since 1999 • Oversees 45 Funds in Fund Complex

William E. Chapman, II, 9/23/41

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 • Oversees 45 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 47 Funds in Fund Complex

Kurt A. Keilhacker, 10/5/63

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 45 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 45 Funds in Fund Complex	Richard F. Powers III, 2/2/46 Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).
• Trustee since 1999 • Oversees 47 Funds in Fund Complex

Eric Rakowski, 6/5/58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 47 Funds in Fund Complex	Victoria L. Sassine, 8/11/65 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).
• Trustee since 2004 • Oversees 45 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

27

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 47 Funds in Fund Complex

Christine C. Carsman, 4/2/52

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014

Jeffrey T. Cerutti, 2/7/68

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 2/20/65

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 3/9/62

Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 3/15/74

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

28

Annual Renewal of Investment Management and Subadvisory Agreements (unaudited)

At an in-person meeting held on June 24-25, 2015, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement and separately an amendment to the Investment Management Agreement (collectively the “Investment Management Agreement”), in each case with AMG Funds LLC (the “Investment Manager”) for each of AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund (each a “Fund”) and the Subadvisory Agreement with the Subadvisor with respect to each Fund. The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the relevant benchmark index for each Fund (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 24-25, 2015, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadvisor, the Investment Manager: performs periodic detailed analysis and reviews of the performance by the Subadvisor of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadvisor’s investment performance in respect of each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the

Board; reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor, including at the request of the Board; identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadvisor with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the

29

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

PERFORMANCE.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition, as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG SouthernSun Small Cap Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the Fund’s performance for Investor Class shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2015 was below, below, above and above, respectively, the median performance of the Peer Group and below, below, above and above, respectively, the performance of the Fund Benchmark, the Russell 2000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent underperformance. The Trustees also noted that the Fund ranked in the top decile relative to its Peer Group for the 5-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG SouthernSun U.S. Equity Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the Fund’s performance (all share classes) for the 1-year period ended March 31, 2015 and for the period from the Fund’s inception on April 10, 2012 through March 31, 2015 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2500TM Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees also considered favorable performance results relative to the Peer Group for the 3-year period, which became available after March 31, 2015. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY FEES AND PROFITABILITY.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund. The Trustees also noted any payments that were made from the Subadvisor to the Investment Manager. The Trustees also noted management’s discussion of the current asset levels of the Funds, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the current advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadvisor. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment

30

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Manager to the Subadvisor, the Trustees reviewed information regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadvisor from these relationships and noted that, because the Subadvisor is an affiliate of the Investment Manager, a portion of such profitability or the Subadvisor’s revenues might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current subadvisory fee structure, and the services the Subadvisor provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadvisor is reasonable and that the Subadvisor is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG SouthernSun Small Cap Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2015 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.50% for Investor Class shares and 1.25% for Institutional Class shares and noted that the Fund was operating below its expense cap as of March 31, 2015. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the

Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG SouthernSun U.S. Equity Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2015 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.34% for Investor Class shares, 1.09% for Institutional Class shares and 2.09% for Class C shares and noted that the Fund was operating below its expense cap as of March 31, 2015. The Board also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

*        *        *         *

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 24-25, 2015, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for each Fund.

31

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Investment Manager and

Administrator

AMG Funds LLC

600 Steamboat Road, Suite 300,

Greenwich, CT 06830

(800) 835-3879

Distributor

AMG Distributors, Inc.

600 Steamboat Road, Suite 300,

Greenwich, CT 06830

(800) 835-3879

Subadvisor

SouthernSun Asset Management, LLC

6070 Poplar Avenue

Suite 300

Memphis, TN 38119

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

(formerly AMG Managers Total Return Bond)

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

| www.amgfunds.com

Item 2.      CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.      AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2015	Fiscal 2014
AMG SouthernSun Small Cap Fund	$27,407	$26,392
AMG SouthernSun U.S. Equity Fund	$26,993	$26,200

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2015	Fiscal 2014
AMG SouthernSun Small Cap Fund	$6,985	$4,080
AMG SouthernSun U.S. Equity Fund	$6,985	$4,080

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)  (2) None.

(f)   Not applicable.

(g) The aggregate fees billed by PwC in 2015 and 2014 for non-audit services rendered to the Funds and Fund Service Providers were $109,538 and $301,310, respectively. For the fiscal year ended September 30, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $95,568 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $48,000 in additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.             AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.             SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.             CONTROLS AND PROCEDURES

(a)             The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)             There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	November 25, 2015

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	November 25, 2015